Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of China Bio-Energy Corp. (the "Company") for the quarter ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Ming Yi, Chief Financial Officer of China Bio-Energy Corp., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 21, 2012

/s/ Ming Yi
Ming Yi
Chief Financial Officer
(Principal Financial and Accounting Officer)